Net Loss Per Share (Tables)	6 Months Ended
Jun. 30, 2023
Net Loss Per Share
Schedule of calculation of diluted net loss per share

	Three and Six Months Ended
	June 30,
	2023	2022
Stock options	3,821,922	1,578,316
Company common stock warrants	1,966,808	1,328,237
Unvested restricted stock awards	49,237	168,108
Conversion option	416,667	—
Forfeitable shares	500,000	—
Earnout consideration	4,000,000	—
Total	10,754,634	3,074,661